APPENDIX C
               CHART ESTIMATING SIZE OF CLAIM NECESSARY TO RECEIVE
                     ONE SHARE OF PURCHASER PREFERRED STOCK




   Purchase Price of Equity at "Buy-in:"
     OEP                               $60,000,000
     % of equity/preferred                   65.0%
                                      -------------
     Value of equity at "buy-in"       $92,307,692

   ---------------------------------------------------------------------------------------------------------------------------------
   Range of unsecured claims                                            1,100,000,000  1,150,000,000   1,200,000,000  1,250,000,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Number of Common Shares:             Prior to Split   %    10:1 Split
                                        -------------- ------ -----------
     OEP                                  2,000,000    57.5%   20,000,000
     Unsecured creditors (Estate)         1,076,923    31.0%   10,769,231
                                        -------------- ------ -----------
                                          3,076,923    88.4%   30,769,230
     Management (restricted share plan)     402,474    11.6%    4,024,740
                                        -------------- ------ -----------
                                          3,479,397   100.00%  34,793,970

   Number of Preferred Shares:          Prior to Split      10:1 Split
                                        --------------      ----------
     OEP                                    58,000   65.0%    580,000
     Unsecured creditors (Estate)           31,231   35.0%    312,308
                                        -------------------------------
                                            89,231  100.0%    892,308

   Common value (at buy-in)              $ 3,076,923
   Preferred value (at buy-in)            89,230,769
                                        -------------
                                         $92,307,692

   ---------------------------------------------------------------------------------------------------------------------------------
   Distribution of New PRD common shares per        $1,000 unsecured claim     9.7902         9.3645          8.9744         8.6154
   Distribution of New PRD preferred shares per     $1,000 unsecured claim     0.2839         0.2716          0.2603         0.2498
   Size of Claim Amount Necessary to Receive One Share of New PRD Preferred   $ 3,522        $ 3,682         $ 3,842        $ 4,002
   ---------------------------------------------------------------------------------------------------------------------------------

(TABLE CONTINUED)


   Purchase Price of Equity at "Buy-in:"
     OEP                               $60,000,000
     % of equity/preferred                   65.0%
                                      -------------
     Value of equity at "buy-in"       $92,307,692

   ---------------------------------------------------------------------------------------------------------------------
   Range of unsecured claims                                                 1,300,000,000  1,350,000,000  1,400,000,000
   ---------------------------------------------------------------------------------------------------------------------
   Number of Common Shares:             Prior to Split   %    10:1 Split
                                        -------------- ------ -----------
     OEP                                  2,000,000    57.5%   20,000,000
     Unsecured creditors (Estate)         1,076,923    31.0%   10,769,231
                                        -------------- ------ -----------
                                          3,076,923    88.4%   30,769,230
     Management (restricted share plan)     402,474    11.6%    4,024,740
                                        -------------- ------ -----------
                                          3,479,397   100.00%  34,793,970

   Number of Preferred Shares:          Prior to Split      10:1 Split
                                        --------------      ----------
     OEP                                      58,000  65.0%    580,000
     Unsecured creditors (Estate)             31,231  35.0%    312,308
                                        -------------------------------
                                              89,231 100.0%    892,308

   Common value (at buy-in)              $ 3,076,923
   Preferred value (at buy-in)            89,230,769
                                        -------------
                                         $92,307,692

   ---------------------------------------------------------------------------------------------------------------------
   Distribution of New PRD common shares per        $1,000 unsecured claim          8.2840         7.9772         7.6923
   Distribution of New PRD preferred shares per     $1,000 unsecured claim          0.2402         0.2313         0.2231
   Size of Claim Amount Necessary to Receive One Share of New PRD Preferred        $ 4,163        $ 4,323        $ 4,483
   ---------------------------------------------------------------------------------------------------------------------